Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas L. Aller

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Amended and Restated Whiting Petroleum Corporation 2013 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of July, 2016.

/s/ Thomas L. Aller
Thomas L. Aller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

D. Sherwin Artus

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Amended and Restated Whiting Petroleum Corporation 2013 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of July, 2016.

/s/ D. Sherwin Artus
D. Sherwin Artus

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

James E. Catlin

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Amended and Restated Whiting Petroleum Corporation 2013 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of July, 2016.

/s/ James E. Catlin
James E. Catlin

KNOW ALL PERSONS BY THESE PRESENTS, That I

Philip E. Doty

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Amended and Restated Whiting Petroleum Corporation 2013 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of July, 2016.

/s/ Philip E. Doty
Philip E. Doty

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William N. Hahne

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Amended and Restated Whiting Petroleum Corporation 2013 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of July, 2016.

/s/ William N. Hahne
William N. Hahne

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carin S. Knickel

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Amended and Restated Whiting Petroleum Corporation 2013 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of July, 2016.

/s/ Carin S. Knickel
Carin S. Knickel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael B. Walen

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Amended and Restated Whiting Petroleum Corporation 2013 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of July, 2016.

/s/ Michael B. Walen
Michael B. Walen